                                                                   EXHIBIT 99.24


DEBTOR: GREAT INDEPENDENCE SHIP CO.                  CASE NUMBER: 01-10969 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED


Great Independence Ship Co. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ Nicholas J. Davison
------------------------
Nicholas J. Davison
Senior Vice President


/s/ Randall L. Talcott
------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: GREAT INDEPENDENCE SHIP CO.                  CASE NUMBER: 01-10969 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

 Attachment 1              Summary of Bank and Investment Accounts
 Attachment 2              Schedule of Receipts and Disbursements
 Attachment 3              Bank and Investment Account Statements
 Attachment 4              Income Statement
 Attachment 5              Balance Sheet
 Attachment 6              Summary of Due To/Due From Intercompany Accounts
 Attachment 7              Accounts Receivable Aging
 Attachment 8              Accounts Payable Detail
 Attachment 9              Notes to December Monthly Operating Report

 19-Jan-02                      Summary Of Bank And Investment Accounts             Attachment 1
 4:07 PM                              Great Independence Ship Co.
 SUMMARY                                Case No: 01-10969 (EIK)                     UNAUDITED
 GREAT INDEPENDENCE SHIP CO.          For Month Of December. 2001

                                                    Balances                 Receipts &        Bank
                                           Opening              Closing      Disbursements    Statements       Account
Account                              As Of 12/01/01        As Of 12/31/01   Included         Included         Reconciled
Independence Steamer                       3,542.35                 0.00    Yes              No - Not         No
Bank of Hawaii                                                                               Concentration
Account # - 0001-029126                                                                      Account

19-Jan-02                        Receipts & Disbursements        Attachment 2-1
4:12 PM                         Great independence Ship Co.
R&D - BANK OF HAWAII              Case No: 01-10969 (EIK)             UNAUDITED
IND STEAMER                           Bank of Hawaii
                                   Independence Steamer
                                  Account # - 0001-029126
                              1 December 01 - 31 December 01


Opening Balance - 1 Dec 01
                               3,542.35

 Receipts


                               --------
                                   0.00    Total Receipts

Disbursements

                               (3,542.35)  To The Delta Queen Steam Boat Co. -
                                           Hibernia - DQSC Master Cash - Account
                                           (812-395-335)

                               --------
                               (3,542.35)        Total Disbursements

Closing Balance - 31 Dec 01

                                   0.00

 20-Jan-02                         Concentration & Investment Account Statements                 Attachment 3
 12:34 PM                                   Great Independence Ship Co.
 Summary                                     Case No: 01-10969- (EIK)
 Great Independence Ship C                  For Month Of December, 2001
 Attach 2&3


          No Statements Due To No Concentration Or Investment Accounts

                                                                    Attachment 4

                         AMCV US SET OF BOOKS           Date: 21-JAN-02 18:34:04
                           INCOME STATEMENT                              Page: 1
                        Current Period: DEC-O1

 Currency USD
  Company=54 (S.S. INDEPENDENCE)

                                  PTD-Actual
                                  DEC-O1
                                  --------------
Revenue
Gross Revenue                               0.00
Allowances                                  0.00
                                  --------------
Net Revenue                                 0.00
Operating Expenses
Air                                         0.00
Hotel                                       0.00
Commissions                                 0.00
Onboard Expenses                            0.00
Passenger Expenses
                                      (18,797.36)
Vessel Expenses                        (7,253.24)
Layup/Drydock Expense                       0.00
Vessel Insurance                            0.00
                                  --------------
Total Operating Expenses              (26,050.60)
                                  --------------
Gross Profit                           26,050.60
G&A Expenses
 Sales & Marketing                          0.00
 Pre-Opening Costs                          0.00
                                  --------------
Total SG&A Expenses                         0.00
                                  --------------
EBITDA                                 26,050.60
Depreciation                                0.00
Operating Income                       26,050.60

Other Expense/(Income)
Interest Income                             0.00
Interest Expense                        6,406.73
Equity in Earnings for Sub                  0.00
                                  --------------
Total Other Expense/(Income)            6,406.73
                                  --------------
Net Pretax Income/(Loss)               19,643.87
                                  --------------
Income Tax Expense                          0.00
                                  --------------
Net Income/(Loss)                      19,643.87
                                  --------------

                                                                  Attachment 5-1

                              AMCV US SET OF BOOKS      Date: 21-JAN-02 18:59:29
                                   BALANCE SHEET                         Page: 1
                             Current Period: DEC-O1

Currency USD
Company=54 (S.S. INDEPENDENCE)

                                                   YTD-Actual           YTD-Actual
                                                   DEC-01               OCT-01
                                                  ---------------       ---------------
 ASSETS
 Cash and Equivalent                                        0.00             64,505.83
 Restricted Cash                                            0.00                  0.00
 Marketable Securities                                      0.00                  0.00
 Accounts Receivable                                  181,834.52            175,538.74
 Inventories                                        1,144,821.19          1,148,206.76
 Prepaid Expenses                                           0.00              2,954.26
 Other Current Assets                                       0.00             16,615.13
                                                  ---------------       ---------------
       Total Current Assets                         1,326,655.71          1,407,820.72
Fixed Assets                                       97,928,924.04         97,928,924.04
Accumulated Depreciation                          (44,272,667.29)       (44,272,667.29)

                                                  ---------------       ---------------
       Net Fixed Assets                            53,656,256.75         53,656,256.75
Net Goodwill                                                0.00                  0.00
Intercompany Due To/From                          (17,829,698.10)       (17,643,280.88)

Net Deferred Financing Fees                           699,959.36            709,459.82
Net Investment in Subsidiaries                              0.00                  0.00
Other Non Current Assets                                    0.00                  0.00
                                                  ---------------       ---------------
        Total Other Assets                         17,129,738.74)        16,933,821.06)
                                                  ---------------       ---------------
        Total Assets                               37,853,173.72         38,130,256.41
                                                  ---------------       ---------------

                                                                  Attachment 5-2

                             AMCV US SET OF' BOOKS      Date: 21-JAN-02 18:59:29
                                   BALANCE SHEET                         Page: 2
                                Current Period: DEC-O1
 Currency USD
 Company=54 (S.S. INDEPENDENCE)

                                                   YTD-Actual           YTD-Actual
                                                   DEC-01               OCT-01
                                                  ---------------       ---------------
LIABILITIES

       Accounts Payable                                     0.00                  0.00

       Accrued Liabilities                             71,481.68             31,544.34

       Deposits                                        (3,003.00)                 0.00
                                                  ---------------       ---------------
              Total Current Liabilities                68,478.68             31,544.34

        Long Term Debt                                      0.00                  0.00

        Other Long Term Liabilities                 1,266,494.79          1,266,494.79
                                                  ---------------       ---------------
              Total Liabilities                     1,334,973.47          1,298,039.13

  OTHER

        Liabilities Subject to Compromise          32,363,217.20         32,372,521.16
                                                  ---------------       ---------------
               Total Other                         32,363,217.20         32,372,521.16

OWNER'S EQUITY

        Common Stock                                    1,000.00              1,000.00

        Add'1 Paid In Capital                      17,616,000.00         17,616,000.00

        Current Net Income (Loss)                  (9,999,037.92)        (9,694,324.85)

         Retained Earnings                         (3,462,979.03)        (3,462,979.03)
                                                  ---------------       ---------------
               Total Owner's Equity                 4,154,983.05          4,459,696.12
                                                  ---------------       ---------------
               Total Liabilities & Other &         37,853,173.72         38,130,256.41
                                                  ---------------       ---------------

                                                                    Attachment 6

Great Independence Ship Co.
Case #: 01-10969

                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001

                                                              BEGINNING                                               ENDING
AFFILIATE NAME                                CASE NUMBER       BALANCE          DEBITS          CREDITS              BALANCE
American Classic Voyages Co.                    01-10954     (25,058,081.78)    243,574.38      143,435.62        (24,957,943.02)
AMCV Cruise Operations, Inc.                    01-10967     (36,632,816.41)         --              --           (36,632,816.41)
The Delta Queen Steamboat Co.                   01-10970          27,551.11          --              --                27,551.11
Great AQ Steamboat, L.L.C                       01-10960           4,881.60          --              --                 4,881.60
Great Ocean Cruise Line, L.L.C                  01-10959           2,195.09          --              --                 2,195.09
Cruise America Travel, Incorporated             01-10966         (16,321.27)         --              --               (16,321.27)
Cape Cod Light, L.L.C                           01-10962         (32,099.49)         --              --               (32,099.49)
Project America, Inc.                           N/A               21,415.35          --              --                21,415.35
Oceanic Ship Co.                                N/A            1,172,074.09          --              --             1,172,074.09
Project America Ship I, Inc.                    NIA              277,329.74          --              --               277,329.74
Great Hawaiian Cruise Line, Inc.                01-10975      24,661,273.21          --              --            24,661,273.21
Great Hawaiian Properties Corporation           01-10971      28,898,393.97          --              --            28,898,393.97
American Hawaiian Properties Corporation        01-10976         543,024.70          --              --               543,024.70
Cat 11, Inc.                                    01-10968     (11,802,346.18)        147.06           --           (11,802,199.12)
                                                             --------------------------------------------------------------------
                                                             (17,933,526.27)    243,721.44      143,435.62        (17,833,240.45)
                                                             ====================================================================

                           Great Independence Ship Co.

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 7

                                 Not Applicable

                           Great Independence Ship Co.

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 8

                                 Not Applicable

DEBTOR: GREAT INDEPENDENCE SHIP CO.                  CASE NUMBER: 01-10969 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. On October 22, 2001, the Debtor ceased all operations, and the U.S. Maritime Administration took possession of the ss Independence, the Debtor's primary asset, in connection with the uncontested foreclosure of its marine lien on the vessel. In connection therewith, the Debtor ceased recording depreciation expense and ceased accruing for the next scheduled dry-dock.

2. Deferred financing costs represent costs incurred in connection with placing pre- petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

4. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.

DEBTOR: GREAT INDEPENDENCE SHIP CO.                  CASE NUMBER: 01-10969 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT

5. Food and beverage inventories for the ss Independence have been adjusted to reflect physical inventory counts on board the ship on October 20, 2001. All other inventory values are based on information contained in the computer systems. See Note 1.